UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 11, 2016

Payment Data Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-30152	98-0190072
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12500 San Pedro, Suite 120, San Antonio, TX 78216
(Address of Principal Executive Offices) (Zip Code)

(210) 249-4100
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 14, 2016, Payment Data Systems, Inc. issued a press release announcing financial results for its fiscal quarter ended September 30, 2016. The full text of the press release is furnished as Exhibit 99.1. The information furnished therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

Effective November 11, 2016, Dr. Peter Kirby retired from our board of directors and his respective committee appointments. We are deeply grateful to Dr. Kirby for his many years of service and dedication to our Company and wish him the best in the future.

Appointment of New Directors

Effective November 11, 2016, our board of directors appointed Tom Jewell and Steve Huffman as independent directors.

Mr. Jewell has over 35 years of business leadership experience focused on management, auditing, accounting, internal controls and finance. Mr. Jewell currently is founder and owner of LTJ Financial Consulting, LLC. LTJ Financial Consulting provides CFO and Controller advisory services for middle market companies in need of accounting process improvements or are looking to scale the business.  Mr. Jewell has performed this role since May of 2009.  His clients have included start-ups seeking funding, clients in the retail, staffing, construction and software industries and included time as an FDIC approved consultant assisting the FDIC close failed banking institutions during the banking crisis.  Prior to 2009, Mr. Jewell has also served as CFO for a multi-state photography studio chain from 2007 to 2009.   Prior to 2007, Mr. Jewell provided financial leadership to divisional units of RadioShack, Verizon and Kentucky Fried Chicken. Mr. Jewell, a Certified Public Accountant, began his career at Touche Ross (Deloitte). Mr. Jewell is a member of the Dallas and Fort Worth chapters of Financial Executives International (FEI) and a founding member of the Dallas Chapter of the CFO Leadership Council.

Mr. Huffman currently serves as the President of Huffman Developments, LLC, which specializes in turnkey commercial real estate development, primarily for medical and professional office buildings. Mr. Huffman began his commercial real estate career in 1983, while also running a successful public accounting practice. In addition to his own ventures, Mr. Huffman is often engaged to serve as an owner’s representative to help other organizations, typically nonprofit organizations, complete their own real estate projects. Currently Mr. Huffman is overseeing the development of the National Museum of the U.S. Army, an 185,000 square foot museum including an 82 acre campus at Fort Belvoir. Mr. Huffman has been actively involved in leadership positions on various civic boards and commissions including the Greater San Antonio Chamber of Commerce, the Finance committee of the Santa Rosa Health Care System, the San Antonio Chapter of the Texas Society of CPAs, Ella Austin Community Center, San Antonio Job Training commission, United Way, the Boy Scouts of America, and Ballet San Antonio. He also was the founder and serves as President of Returning Heroes Home. Mr. Huffman has over 30 years of experience developing commercial real estate, and has a background as a Certified Public Accountant. Mr. Huffman earned his Bachelor of Business Administration from the University of Texas at Austin and began his career as an accountant with Peat Marwick (now KPMG) from 1978 to 1983.

In connection with Mr. Jewell and Mr. Huffman’s appointments, we entered into our customary independent director agreements with Mr. Jewell and Mr. Huffman.  Pursuant to the independent director agreements, the terms of their respective directorships terminate on the earliest of the following: (a) the death or disability of the director; (b) the termination of the director from membership on the board by mutual agreement; (c) the removal of the respective director from the board by the majority stockholders of the Company; and (d) the resignation by the director from the board.

We agreed to pay each director $1,000 for participating in each quarterly board and committee meeting, including the annual shareholder meeting. Mr. Jewell and Mr. Huffman will not receive any additional compensation for ad hoc or preparatory meetings or for being the chair of a committee, other than the Audit Committee and only if appointed the Chair of the Audit committee or for being a regular or non-Chair member of the Audit committee and holding a valid CPA license.

Mr. Jewell and Mr. Huffman will also receive 66,667 restricted stock units convertible into the Company’s common stock at the start of their directorship terms, pursuant and subject to the terms of our 2015 Equity Incentive Plan. Such units will vest in three installments: (1) 22,223 on January 1, 2017, (2) 22,222 on January 1, 2018, and (3) 22,222 on January 1, 2019.

Mr. Huffman was appointed as chair of our audit committee and as a member of our nominations and corporate governance committee, and our compensation committee. Mr. Jewell was appointed as chair of our compensation committee and as member of our audit committee, and our nominations and corporate governance committee.

FORWARD-LOOKING STATEMENTS DISCLAIMER

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to its future activities or future events or conditions. The words “continue,” “will,” “bring,” “believe,” “estimate,” “expect,” “intend,” “plan,” “expand,” “should,” “likely,” and similar expressions as they relate to us or our management are intended to identify these forward-looking statements. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Annual Report on Form 10-K and in other documents that it files from time to time with the SEC. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances, including unanticipated events, after the date as of which such statement was made.

Item 9.01. Financial Statements and Exhibits.

99.1        Press Release issued by Payment Data Systems, Inc., dated November 14, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Payment Data Systems, Inc.

Date: November 14, 2016	By:	/s/ Louis A. Hoch
Louis A. Hoch
Chief Executive Officer and President